                                                                   EXHIBIT 10.17

                           ADVANCE AUTO PARTS, INC.

                         STOCK SUBSCRIPTION AGREEMENT

     THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of ___________, 2001, by and between Advance Auto Parts, Inc., a Delaware corporation (the "Company"), and _________________ ("Purchaser").

                                R E C I T A L S:
                                ---------------

     A. The Company now desires to sell to Purchaser, who is an employee of the Company and/or any directly or indirectly majority or wholly-owned entities of the Company (individually, a "Subsidiary" and collectively, the "Subsidiaries"), and Purchaser desires to purchase from the Company, Shares (as hereinafter defined) of the Company, subject to the terms and conditions set forth in this Agreement. The date on which such sale and purchase occur shall be referred to herein as the "Closing Date."

     B. In order to induce the Company to sell the Shares to the Purchaser, Purchaser agrees to hold such shares subject to the restrictions and interests created by this Agreement.

                               A G R E E M E N T:
                               -----------------

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties agree as follows:

     1.   Sales and Purchase of Shares.  The Company hereby agrees to sell to
          ----------------------------
Purchaser, subject to the conditions and restrictions contained in this Agreement, and Purchaser hereby agrees to purchase from the Company, _______________ (________) shares of common stock, par value $.0001 per share (individually, a "Share," and collectively, the "Shares"), of the Company, at a price of $______ per Share, for an aggregate purchase price of _______________ _____________ ($________) (the "Purchase Price"). The Purchase Price shall be payable by delivery of (a) cash or Purchaser's check in the amount of ______________________________ ($_______), and (b) a secured promissory note of
Purchaser issued to the Company (in the form attached hereto as Exhibit A) for
                                                                ---------
___________________ ($_______) of the Purchase Price due five (5) years from the effective date hereof (the "Note"). Payment of all amounts owed under the Note and compliance by Purchaser with the terms and conditions of this Agreement and the Pledge Agreement (as hereinafter defined) shall be secured by a pledge of the Shares, in conjunction with which Purchaser shall execute a Stock Pledge Agreement in the form attached hereto as Exhibit B (the "Pledge Agreement").
                                         ---------
Purchaser shall deliver the cash or check, the Note and the Pledge Agreement to the Company prior to the Closing Date, each dated as of the

Closing Date. In connection with the purchase of Shares hereunder, Purchaser acknowledges that he or she has reviewed the memorandum regarding Section 83(b) of the Internal Revenue Code of 1986, as amended, attached hereto as Exhibit C.
                                                                     ---------

     2.   Restriction on Transfer of the Shares.  Except as otherwise provided
          -------------------------------------
herein, Purchaser may not sell, transfer, assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") any of the Shares, or any right, title or interest therein prior to the fifth anniversary of the Closing Date and, thereafter, any Transfer must be in compliance with Section 4 and Section 9
                                                         ---------     ---------
hereof.  All Transfers also must comply with Section 6 of the Pledge Agreement.
                                             ---------
Any purported Transfer or Transfers (including involuntary Transfers initiated by operation of legal process) of any of the Shares or any right, title or interest therein, except in strict compliance with the terms and conditions of this Agreement, shall be null and void.

     3.   Repurchase Option Upon Termination.
          ----------------------------------

          (a) In the event that Purchaser's employment or other relationship with the Company and all of its Subsidiaries terminates for any reason (including, without limitation, by reason of Purchaser's death, disability, retirement, voluntary resignation or dismissal by the Company or any of its Subsidiaries, with or without cause), the Company shall have the option (the "Repurchase Option") to purchase from Purchaser all or any portion of the Shares acquired by Purchaser under this Agreement for a period of six (6) months after the effective date of such termination (the effective date of termination is hereinafter referred to as the "Termination Date").

          (b) The purchase price (the "Repurchase Price") for each Share to be purchased pursuant to the Repurchase Option shall equal (a) the greater of Purchase Price and Book Value (as defined herein) if the Termination Date occurs within the two (2) year period commencing on the date hereof and (b) the greater of the Purchase Price and the Fair Market Value (as defined herein) thereof (subject to adjustment as set forth herein) thereafter. The "Book Value" of a Share shall equal $10.00 per Share (subject to adjustment as set forth in Section 3(c)) plus the net income or minus the net loss per share to the end of the fiscal quarter immediately preceding the Termination Date, as determined by the Board, acting in good faith and based upon the books and records of the Company prepared in accordance with generally accepted accounting principles consistently applied, which determination shall be final and binding. The "Fair Market Value" of a Share shall be the fair market value of a Share as of the Termination Date, as determined by the Board of Directors of the Company, acting in good faith and based upon the best available evidence, which determination shall be final and binding.

          (c) The Repurchase Price for any Shares to be purchased pursuant to the Repurchase Option shall be increased or decreased appropriately to reflect any distribution of stock or other securities of the Company or any successor or assign of the Company which is made in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise.

          (d) The Repurchase Option shall be exercised by the Company by delivery to Purchaser, within the six-month period specified above, of a written notice specifying (a) the number of Shares to be purchased and (b) a day, which shall not be more than 30 days after the date such notice is delivered, on or before which Purchaser shall surrender the certificate or certificates representing the Shares to be purchased pursuant to the Repurchase Option (duly endorsed in blank for Transfer) at the principal office of the Company in exchange for a check, payable to Purchaser in the amount equal to the Repurchase Price, calculated as provided in this Section 3, multiplied by the number of the Shares to be purchased. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Shares which the Company elected to repurchase shall be deemed to be no longer outstanding, and Purchaser shall cease to be a stockholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the Repurchase Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing in this Section 3(d), in the event any principal, interest, fees, expenses or other amounts due on or in connection with the Note (the "Outstanding Amount") are owed to the Company by Purchaser, the Repurchase Price for the number of the Shares to be repurchased hereunder shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to exercise the Repurchase Option. If the Outstanding Amount exceeds the Repurchase Price for the number of the Shares to be repurchased, Purchaser shall remain obligated and liable to the Company for the unpaid balance thereof.

          (e) This Repurchase Option shall terminate upon an underwritten public offering of common stock by the Company registered under the Act (as defined below) (other than an offering registered on Form S-4 or Form S-8 or any substitute for such forms) resulting in gross proceeds to the Company in excess of $25 million (an "Initial Public Offering").

     4.   Right of First Refusal.
          ----------------------

          (a) Sales; Notice.  At any time on or after the fifth anniversary of
              -------------
the Closing Date, Purchaser may Transfer for cash (and only for such form of consideration) any or all of the Shares to any third party subject to the provisions of Section 4, Section 7(c), Section 9 and Section 11(a) hereof (other
              ---------  ------------  ---------     ----------
than any Transfer that constitutes a Public Market Sale (as defined below)), and subject to Section 6 of the Pledge Agreement. Prior to any such intended Transfer, Purchaser shall first give at least thirty (30) days' advance written notice (the "Notice") to the Company specifying (i) Purchaser's bona fide intention to sell such Shares; (ii) the name(s) and address(es) of the proposed transferee(s); (iii) the number of Shares Purchaser proposes to Transfer (individually, an "Offered Share," and collectively, the "Offered Shares"); (iv) the price for which Purchaser proposes to Transfer each Offered Share (the "Proposed Purchase Price"); (v) such evidence as the Company may reasonably request to demonstrate the ability of the proposed transferee(s) to pay the Proposed Purchase Price; and (vi) all other material terms and conditions of the proposed transfer.

          (b) Election by the Company.  Within twenty (20) days after receipt of
              -----------------------
the Notice, the Company may elect to purchase any or all of the Offered Shares at the price and on the terms and conditions set forth in the Notice by delivery of written notice of such election to Purchaser, specifying a day, which shall not be more than twenty (20) days after such notice is delivered, on or before which Purchaser shall surrender (if Purchaser has not already done so) the certificate or certificates representing the Offered Shares (duly endorsed in blank for transfer) at the administrative office of the Company. Within twenty (20) days after delivery of such notice to Purchaser, the Company shall deliver to Purchaser a check, payable to Purchaser or to such person as Purchaser shall request, in the amount equal to the product of the Proposed Purchase Price multiplied by the number of Offered Shares (the "First Refusal Price") in exchange for the Offered Shares. If Purchaser fails to so surrender such certificate or certificates on or before such date, from and after such date the Offered Shares shall be deemed to be no longer outstanding, and Purchaser shall cease to be a Shareholder with respect to such Shares and shall have no rights with respect thereto except only the right to receive payment of the First Refusal Price, without interest, upon surrender of the certificate or certificates therefor (duly endorsed in blank for Transfer). Notwithstanding the foregoing, if any Outstanding Amount is owed to the Company by Purchaser, the First Refusal Price shall be reduced (to an amount not less than zero) by such Outstanding Amount, which reduction shall be specified in reasonable detail in the Company's written notice of election to purchase the Offered Shares. If the Company does not elect to purchase all of the Offered Shares, Purchaser shall be entitled to Transfer the Offered Shares, subject to Section 9 of this Agreement
                                                    ---------
and Section 6 of the Pledge Agreement, to the transferee(s) named in the Notice at the Proposed Purchase Price, or at a higher price, and on the terms and conditions set forth in the Notice; provided, however, that such Transfer must be consummated within ninety (90) days after the date of the Notice and any proposed Transfer after such ninety (90) day period may be made only by again complying with the procedures set forth in this Section 4. This right of first
                                                ---------
refusal terminates upon an Initial Public Offering.

     5.   Permitted Transfers.  Subject to and upon full compliance with Section
          -------------------                                            -------
6 of the Pledge Agreement, Purchaser may, at any time or times, transfer any or
-
all of the Shares: (a) inter vivos to Purchaser's spouse or issue, a trust for their benefit, or pursuant to any will or testamentary trust; or (b) upon Purchaser's death, to any person in accordance with the laws of descent and/or testamentary distribution (such persons described in clauses (a) and (b) hereof are collectively referred to herein as "Permitted Transferees").
Notwithstanding the foregoing in this Section 5, Shares shall not be Transferred
                                      ---------
pursuant to this Section 5 until the Permitted Transferee executes a valid
                 ---------
undertaking, in form and substance reasonably satisfactory to the Company, to the effect that the Permitted Transferee and the Shares so Transferred shall thereafter remain subject to all of the provisions of this Agreement (including the Repurchase Option) and the Pledge Agreement, as though the Permitted Transferee were a party to this Agreement and the Pledge Agreement, bound in every respect in the same way as Purchaser.

Transfers made in accordance with this Section 5 shall not be subject to the
                                       ---------
provisions of Section 4 of this Agreement.
              ---------

     6.   Security for Performance.  The Company and Purchaser hereby
          ------------------------
acknowledge (a) that Purchaser has agreed to pledge the Shares to secure the payment of all obligations existing under the Note whether for principal, interest, fees, expenses or otherwise and/or to ensure Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement and (b) that in connection with such pledge, Purchaser shall enter into the Pledge Agreement as of the Closing Date requiring that the certificates evidencing the Shares (the "Certificates") be held by the Company as security for the payment of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and for Purchaser's compliance with the terms and conditions of this Agreement and the Pledge Agreement. Subject to compliance with the terms and conditions of this Agreement and of the Pledge Agreement, Purchaser shall exercise all rights and privileges of the registered holder of the Shares held by the Company pursuant to the Pledge Agreement and shall be entitled to receive any dividend or other distribution thereon.

     7.   Investment Representations.  Purchaser represents and warrants to the
          --------------------------
Company as follows:

          (a) Purchaser's Own Account.  Purchaser is acquiring the Shares for
              -----------------------
Purchaser's own account and not with a view to or for sale in connection with any distribution of the Shares.

          (b) Access to Information.  Purchaser (i) is familiar with the
              ---------------------
business of the Company and its Subsidiaries; (ii) has had an opportunity to discuss with representatives of the Company and its Subsidiaries the condition of and prospects for the continued operation and financing of the Company and its Subsidiaries and such other matters as Purchaser has deemed appropriate in considering whether to invest in the Shares; and (iii) has been provided access to all available information about the Company and its Subsidiaries reasonably requested by Purchaser.

          (c) Shares Not Registered.  Purchaser understands that the Shares have
              ---------------------
not been registered under the Act or registered or qualified under the securities laws of any state and that Purchaser may not Transfer the Shares unless they are subsequently registered under the Act and registered or qualified under applicable state securities laws, or unless an exemption is available which permits Transfers without such registration and qualification.

     8.   Partial Termination.  This Agreement shall terminate with respect to
          -------------------
those Shares which are (a) acquired by the Company pursuant to Section 3(b)
                                                               ------------
hereof upon such acquisition; or (b) acquired by the Company pursuant to Section
                                                                         -------
4 hereof, upon such acquisition.
-

     9.   Obligation to Sell Securities.
          -----------------------------

          (a) If FS Equity Partners IV, L.P., a Delaware limited partnership, ("FSEP IV") finds a third-party buyer for all shares of common stock of the Company held by it (whether such sale is by way of purchase, exchange, merger or other form of transaction), upon the request of FSEP IV, the Purchaser shall sell all of Purchaser's Shares for the same per share consideration (which may be less than the Purchase Price per share paid by Purchaser), and otherwise pursuant to the terms and conditions applicable to the FSEP IV for the sale of its shares of its common stock of the Company.

          (b) Purchaser hereby consents to any sale, transfer, reorganization, exchange, merger, combination or other form of transaction described in Section
                                                                        -------
9(a) and agrees to execute such agreements, powers of attorney, voting proxies
----
or other documents and instruments as may be necessary or desirable to consummate such sale, transfer, reorganization, exchange, merger, combination or other form of transaction. Purchaser further agrees to timely take such other actions as FSEP IV may reasonably request in connection with the approval of the consummation of such sale, transfer, reorganization, exchange, merger, combination or other form of transaction, including voting as a stockholder to approve any such sale, transfer, reorganization, exchange, merger, combination or other form of transaction and waiving any appraisal rights that Purchaser may have in connection therewith.

          (c) The obligations of Purchaser pursuant to this Section 9 shall be
                                                            ---------
binding on any transferee (other than a transferee in a Public Market Sale, as defined below) of any of the Shares and Purchaser and any of his transferees shall obtain and deliver to FSEP IV a written commitment to be bound by such provisions from a subsequent transferee prior to any Transfer (other than Transfers constituting a Public Market Sale). The Purchaser's obligations pursuant to this Section 9, and the obligations of any such transferee, shall
                 ---------
survive the partial termination of this Agreement pursuant to Section 8 hereof.
                                                              ---------
Any transfer effected in violation of this provision shall be void. The term "Public Market Sale" means any sale of common stock of the Company after the Company's shares of common stock are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, which is made pursuant to Rule 144 promulgated under the Securities Act or which is made pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission.

     10.  Tag Along Rights.  If FSEP IV finds a third-party buyer (other than a
          ----------------
buyer that is an investment fund or partnership affiliated with FSEP IV, a general or limited partner of FSEP IV, or, for the period ending one year from the date hereof, an unaffiliated institutional investor or merchant banking firm (each, a "FS Permitted Transferee") or is a transferee in a Public Market Sale), for all or part of the shares of common stock held by FSEP IV (whether such sale is by way of purchase, exchange, merger or other form of transaction), the Purchaser shall have the right to sell, on the terms set forth in a written notice (the "Offering Notice") delivered by FSEP IV to the Purchaser describing the terms of the proposed sale (including the minimum sale price for the shares of Common stock that FSEP IV plans to sell), that amount of the Shares he then owns which constitute the same percentage of his Shares as the percentage of common stock sold by FSEP IV. Each such right shall be exercisable by delivering written notice to FSEP IV within 15 days after receipt of the Offering Notice. Failure to exercise such right within such 15-day period shall be regarded as a waiver of such rights. The obligations of FSEP IV under this
Section 10 shall terminate upon an Initial Public Offering.

     11.  Miscellaneous.
          -------------

          (a) Legends on Certificates.  Any and all certificates now or
              -----------------------
hereafter issued evidencing the Shares shall have endorsed upon them a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCK PURCHASE AGREEMENT DATED AS OF ________________, BY AND BETWEEN ADVANCE AUTO PARTS, INC., A DELAWARE CORPORATION, AND THE ORIGINAL PURCHASER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ADVANCE AUTO PARTS, INC."

Such certificates shall also bear such legends and shall be subject to such restrictions on transfer as may be necessary to comply with all applicable federal and state securities laws and regulations.

          (b) Further Assurances.  Each party hereto agrees to perform any
              ------------------
further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Agreement.

          (c) Notices.  Except as otherwise provided herein, all notices,
              -------
requests, demands and other communications under this Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

          If to the Company:

          Advance Auto Parts, Inc.
          c/o Freeman Spogli & Co. Incorporated
          599 Lexington Avenue, Suite 1800
          New York, New York 10022
          Attention:     John M. Roth
          Telephone:     (212) 758-2555
          Telecopy:      (212) 758-7499


          If to Purchaser:

          ---------------------------------------

          ---------------------------------------

          ---------------------------------------

          (d) Amendments.  This Agreement may be amended only by a written
              ----------
agreement executed by both of the parties hereto and by FSEP IV.

          (e) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of Delaware.

          (f) Disputes.  In the event of any dispute among the parties arising
              --------
out of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

          (g)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

          (h) Recapitalizations or Exchanges Affecting the Company's Capital.
              --------------------------------------------------------------
The provisions of this Agreement shall apply to any and all stock or other securities of the Company or any successor or assign of the Company, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Agreement and the Pledge Agreement.

          (i) No Rights as an Employee.  Nothing in this Agreement shall affect
              ------------------------
in any manner whatsoever the rights of the Company or any of its Subsidiaries to terminate Purchaser's employment for any reason, with or without cause, subject to the terms and conditions of any employment agreement to which Purchaser may be a party.

          (j) Disclosure.  The Company shall have no duty or obligation to
              ----------
affirmatively disclose to Purchaser, and Purchaser shall have no right to be advised of, any material information regarding the Company or any of its Subsidiaries at any time prior to, upon or in connection with the Company's repurchase of the Shares under this Agreement at the cessation or termination of Purchaser's employment with the Company and/or any of its Subsidiaries.

          (k) Successors and Assigns.  The Company may assign with absolute
              ----------------------
discretion any or all of its rights and/or obligations and/or delegate any of its duties under this Agreement to any of its affiliates, successors and/or assigns and this Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of the Company in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Without limiting the foregoing, the Company may assign the Repurchase Option and/or the right of first refusal provided for in
Section 3 and Section 4 of this Agreement, respectively, to any of its
---------     ---------
affiliates, successors and/or assigns.  FSEP IV may assign its rights under
Section 9 to any FS Permitted Transferee or to a purchaser of shares of common
---------
stock then owned by FSEP IV. For purposes of this Agreement, the term "Shares" shall include shares of capital stock or other securities of the Company or any successor or assign of the Company, which are issued in respect of, in exchange for or in substitution of the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, exchange or consolidation. Unless specifically provided herein to the contrary, Purchaser may not assign any or all of its rights and/or obligations and/or delegate any or all its duties under this Agreement without the prior written consent of the Company and FSEP IV. Upon an assignment of any or all of Purchaser's rights and/or obligations and/or a delegation of any or all of its duties under this Agreement in accordance with the terms of this Agreement, this Agreement shall inure to the benefit of, and be binding upon, Purchaser's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

          (l) Headings.  Introductory headings at the beginning of each section
              --------
and subsection of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Agreement.

          (m) Counterparts.  This Agreement may be executed in two counterparts,
              ------------
each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                         THE COMPANY:

                         Advance Auto Parts, Inc., a Delaware corporation



                              By:
                                 --------------------------------------
                                 Name:
                                 Title:


                              PURCHASER:



                              -----------------------------------------
                              Name:

                                   EXHIBIT A

                            SECURED PROMISSORY NOTE

$__________                                                               [DATE]

          FOR VALUE RECEIVED, the undersigned ________________________ ("Borrower") hereby promises to pay to the order of Advance Auto Parts, Inc., a Delaware corporation ("Payee"), the principal sum of ________________________ ($_______) together with interest on the unpaid balance of such principal amount from the date hereof at the rate of interest equal to the rate of interest reported by The Wall Street Journal as the "prime rate," as it may change from time to time. Any change in the interest rate to be paid on this Promissory Note resulting from a change in the prime rate shall be effective as of the date of such change. Accrued interest to be paid on this Secured Promissory Note (this "Promissory Note") shall be payable in arrears commencing on _________________ (with respect to interest accrued through the preceding December 31) and continuing on each succeeding __________ thereafter with respect to interest accrued during the previous year ending December 31 until this Note is paid in full. The principal balance of, and all accrued and unpaid interest on, this Promissory Note shall be payable in full by Borrower on that date which is ________ (__) years from the date hereof.

          Payments of principal and interest on this Promissory Note shall be made in legal tender of the United States of America and shall be made at such place as Payee shall have designated to Borrower (and may be made by payroll deduction by mutual consent of Payor and Payee). If the date set for any payment of principal or interest on this Promissory Note is a Saturday, Sunday or legal holiday, then such payment shall be due on the next succeeding business day.

          As of the date hereof, Borrower has purchased certain shares of common stock of the Company, par value $.0001 per share (the "Shares") of the Payee pursuant to the terms of that certain Advance Auto Parts, Inc. Stock Subscription Agreement (the "Stock Subscription Agreement") dated on even date herewith, by and between Payee and Borrower. Payment of this Promissory Note shall be secured by the Shares as provided in that certain Stock Pledge Agreement of even date herewith by and between Payee and Borrower (the "Pledge Agreement").

          The principal balance of, and accrued and unpaid interest on, this Promissory Note may be prepaid at any time, in whole or in part, without premium or penalty. Any such prepayment shall be first applied to the payment of any accrued and unpaid interest and then to the unpaid balance of the principal amount. In the event of a Transfer (as defined in the Stock Subscription Agreement) by Borrower (or Permitted Transferees (as defined in the Stock Subscription Agreement)) of Shares to anyone (other than to a Permitted Transferee), Borrower shall pay the principal balance of, and accrued but unpaid interest on, this Promissory Note in accordance with the provisions of Section 6
                                                                       ---------
of the Pledge Agreement.

          In the event Borrower shall (i) cease to be an employee of the Company or its Subsidiaries; (ii) fail to make complete payment of any installment of accrued interest under this Promissory Note on the date such installment of accrued interest is due (but Payee shall give Borrower notice of nonpayment and at least five (5) days to cure such nonpayment); (iii) fail to make complete payment of principal when due under this Promissory Note; (iv) fail to make the prepayment of principal and accrued interest on this Promissory Note upon a sale of Shares as required by the fourth paragraph hereof; or (v) commit a material breach of or default under the Stock Subscription Agreement or the Pledge Agreement, Payee may accelerate this Promissory Note and declare the entire unpaid principal amount of this Promissory Note and all accrued and unpaid interest hereon to be immediately due and payable and, thereupon, the unpaid principal amount and all such accrued and unpaid interest shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Borrower). The failure of Payee to accelerate this Promissory Note shall not constitute a waiver of any of Payee's rights under this Promissory Note as long as Borrower's default under this Promissory Note or breach of or default under the Stock Subscription Agreement or the Pledge Agreement continues.

          The provisions of this Promissory Note shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts of law rules thereof. In the event that Payee is required to take any action to collect or otherwise enforce payment of this Promissory Note, Borrower agrees to pay such reasonable attorneys' fees, court costs and other expenses as Payee may incur as a result thereof, whether or not suit is commenced.

          The terms and provisions of this Note shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Payee and any assignee or transferee of this Note. In the event of such transfer or assignment, the rights and privileges conferred upon Payee shall automatically extend to and be vested in such assignee or transferee, all subject to the terms and conditions hereof. Borrower's obligations, rights or any interest hereunder may not be delegated or assigned without the written consent of Payee.

          All notices, requests, demands or other communications under this Promissory Note shall be delivered in accordance with the provisions of Section 11(c) of the Stock Subscription Agreement to the address(es) set forth therein.

          IN WITNESS WHEREOF, this Promissory Note has been duly executed and delivered by Borrower on the date first above written.

                                 BORROWER:


                                 -----------------------------------------
                                 Name:

                                   EXHIBIT B

                            STOCK PLEDGE AGREEMENT

          THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made as of ______________, between __________________ as pledgor ("Pledgor"), and Advance
Auto Parts, Inc., a Delaware corporation, as pledgee ("Pledgee").

                                R E C I T A L S:
                                - - - - - - - -

          A. Pursuant to that certain Stock Purchase Agreement of even date herewith (the "Purchase Agreement") by and between Pledgee and Pledgor, Pledgor was issued $_____ __________________ (_______) shares (the "Shares") of common stock, par value $.0001 per share, of Pledgee in exchange for an aggregate purchase price of $________.

          B. Pursuant to the terms of the Stock Subscription Agreement and that certain Secured Promissory Note in the amount of $__________ of even date herewith delivered by Pledgor to Pledgee (the "Note"), Pledgor has agreed to make payments of principal and interest to Pledgee as provided in the Note.

          C. Pursuant to the terms of the Purchase Agreement and the Note, Pledgor is required to execute this Pledge Agreement to secure payment in full of all obligations under the Note, whether for principal, interest, fees, expenses or otherwise and to ensure compliance with the terms and conditions of the Purchase Agreement and this Pledge Agreement.

                               A G R E E M E N T:
                               - - - - - - - - -

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and conditions contained herein, the parties hereto agree as follows:

          1.   Grant of Security Interest in the Shares.  Pledgor hereby grants
               ----------------------------------------
to Pledgee a security interest in the Shares, pledges and hypothecates the Shares to Pledgee, and deposits the certificates evidencing the Shares (the "Certificates") with Pledgee as collateral security for the payment by Pledgor of all obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise, and the satisfaction of all obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. The Certificates, together with one or more stock assignments duly executed in blank with signatures appropriately guaranteed or witnessed, are being delivered herewith to Pledgee, to be retained by Pledgee as the pledgeholder for the Shares.

          2.   Representation and Warranty of Pledgor.  Pledgor represents and
               --------------------------------------
warrants to Pledgee that the Shares are free and clear of all claims, mortgages, pledges, liens and other encumbrances of any nature whatsoever, except (a) the liens and restrictions set forth herein and in the Note and (b) any restrictions upon sale and distribution imposed by the Securities Act of 1933, as amended (the "Act"), applicable state securities laws, and the Purchase Agreement.

          3.   Voting of Shares.  So long as there shall exist no Event of
               ----------------
Default (as hereinafter defined), Pledgor shall be entitled to exercise, as Pledgor deems proper but in a manner not inconsistent with the terms hereof, Pledgor's rights to voting power with respect to the Shares. Pledgee, and not Pledgor, shall be entitled to vote the Shares at any time that there exists an Event of Default.

          4.   Dividends.  So long as there shall exist no Event of Default,
               ---------
Pledgor shall be entitled to receive any dividend (ordinary or extraordinary, whether paid in cash, stock or property) or other distribution with respect to the Shares. If there exists an Event of Default, such dividend or other distribution shall be delivered to Pledgee to be held as additional collateral security under this Pledge Agreement.

          5.   Pledgee's Duties.  So long as Pledgee exercises reasonable care
               ----------------
with respect to the Shares in its possession, Pledgee shall have no liability for any loss or damage to such Shares, and in no event shall Pledgee have liability for any diminution in value of the Shares occasioned by economic or market conditions or events. Pledgee shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Shares in its possession are accorded treatment substantially equal to that which Pledgee accords its own property, it being understood that Pledgee shall not have any responsibility under this Pledge Agreement for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Shares, whether or not Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any person or entity with respect to the Shares.

          6.   Release from Pledge, Transfers to Permitted Transferees.  In the
               -------------------------------------------------------
event of a purchase by Pledgee of any or all of the Shares pursuant to Section 3 of the Purchase Agreement, such Shares shall be released from this Pledge Agreement. Pledgor hereby authorizes and directs Pledgee, upon receipt by Pledgor of payment pursuant to Section 3 of the Purchase Agreement, to complete and execute the stock assignment or stock assignments delivered herewith to effectuate such Transfer. No Shares may be Transferred (as defined in the Purchase Agreement) (except as set forth in the next sentence), unless Pledgor has made payment to Pledgee of all unpaid obligations existing under the Note (whether or not then due and payable), whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement. In the event of a Transfer pursuant to Section 5 of the Purchase Agreement, the Pledgor authorizes the
            ---------
pledgee to cause the certificate or certificates evidencing the Shares to be reissued in the name of the Permitted Transferee (as defined in the Purchase Agreement) or Transferees; provided, however, that (a) the Shares shall continue to be subject to this Pledge Agreement and the Permitted Transferees shall execute an undertaking agreeing to be bound by this Pledge Agreement in accordance with Section 5 of the
                ---------

Purchase Agreement, (b) the reissued certificate or certificates shall continue to be held by the Pledgee pursuant hereto, and (c) the Permitted Transferee or Transferees shall execute and deliver to the Pledgee stock assignments in blank with respect to the Shares. Upon receipt by Pledgee of the payment as required by this paragraph, the Shares shall be released from this Pledge Agreement.

          7.   Sale of Collateral.  Upon the occurrence of any Event of Default,
               ------------------
Pledgee shall have all the rights and remedies of a secured party under the applicable Uniform Commercial Code and also may, without notice, except as specified below, at its option, sell all or any part of the Shares, for cash, note or other property upon credit for future delivery or upon such other terms as Pledgee may deem commercially reasonable. Upon such sale, Pledgee, unless prohibited by a provision of any applicable statute, may purchase all or any part of the Shares being sold, free from and discharged of all trusts, claims, rights of redemption and equities of Pledgor. If the proceeds of any sale of the Shares shall be insufficient to pay all amounts due under the Notes and satisfy the obligations of Pledgor under the Purchase Agreement and this Pledge Agreement, including collection costs and expenses of such sale, Pledgor shall remain obligated and liable for any deficiency with respect thereto. If, at any time when Pledgee shall determine to exercise its rights to sell all or any part of the Shares pursuant to this Section 7, such Shares, or the part thereof to be
                               ---------
sold, shall not be effectively registered under the Act as then in effect or any similar statute then in force, subject to the provisions of Section 9 hereof,
                                                            ---------
Pledgee, in its sole and absolute discretion, is hereby expressly authorized to sell such Shares, or any part thereof, by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable in order that such sale may be effectuated legally without such registration. Without limiting the generality of the foregoing, Pledgee, in its sole and absolute discretion, may approach and negotiate with a restricted number of potential purchasers to effectuate such sale or restrict such sale to a purchaser or purchasers who shall represent and agree that such purchaser or purchasers are purchasing for its or their own account, for investment only, and not with a view to the distribution or sale of such Shares or any part thereof. Any sale conducted in the manner described in the foregoing sentence shall be deemed to be a sale conducted in a commercially reasonable manner within the meaning of the applicable Uniform Commercial Code, and Pledgor hereby consents and agrees that Pledgee shall incur no responsibility or liability for selling all or any part of the Shares at a price which is not unreasonably low, notwithstanding the possibility that a substantially higher price might be realized if the sale were public. Pledgee shall not be obligated to make any sale of the Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and any such sale may, without further notice, be made at the time and place to which it was so adjourned.

          8.   Redemption of Collateral.  Notwithstanding any other provision of
               ------------------------
this Pledge Agreement, upon the occurrence of an Event of Default, Pledgee shall give Pledgor written notice of the time and place of any public sale or of the time on or after which any private sale or other Transfer is to be made at least five (5) days before the date fixed for any public sale or before the day on or after which any private sale or other Transfer is to be made. Pledgor agrees that, to the extent notice of sale shall be required by law, such five (5) days' notice shall constitute reasonable notification. This notice shall also specify the aggregate outstanding monetary obligations of the Pledgor to Pledgee at the date of such notice (the "Total Obligation"). At any time during such five-day period, Pledgor shall have the right to redeem the Shares by the payment by certified or bank cashier's check of an amount equal to the Total Obligation.

          9.   Events of Default.  At the option of Pledgee, the principal
               -----------------
balance of the Note and all accrued and unpaid interest thereon, and all other obligations of Pledgor to Pledgee thereunder, under the Purchase Agreement and hereunder, shall become and be immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind (all of which are hereby expressly waived by Pledgor), upon the occurrence of any of the events set forth below (individually, an "Event of Default"):

               (a) Pledgor shall cease to be an employee of the Company or its subsidiaries;

               (b) Pledgor shall fail to make complete payment of any installment of accrued interest under the Note on the date such installment of accrued interest is due, after being given notice and an opportunity of at least five (5) days to cure such nonpayment;

               (c) Pledgor shall fail to make complete payment of principal when due under the Note;

               (d) Pledgor shall fail to make the prepayment of principal and accrued interest on the Note as required by the fourth paragraph of the Note; or

               (e) Pledgor shall commit a breach of or default under the Purchase Agreement or this Pledge Agreement.

          10.  Termination.  This Pledge Agreement shall terminate only upon (a)
               -----------
payment to Pledgee of all unpaid obligations existing under the Note, whether for principal, interest, fees, expenses or otherwise and all unsatisfied obligations of Pledgor under the Purchase Agreement and this Pledge Agreement, and (b) upon termination of the Purchase Agreement and all obligations thereunder with respect to all Shares. Upon termination of this Pledge Agreement, Pledgor shall be entitled to the return of the Certificates then held by Pledgee and any other collateral security then held by Pledgee pursuant to
Section 4 of this Pledge Agreement.
---------

          11.  Cumulation of Remedies; Waiver of Rights.  The remedies provided
               ----------------------------------------
herein in favor of Pledgee shall not be deemed exclusive but shall be cumulative and shall be in addition to all of the remedies in favor of Pledgee existing at law or in equity. Nothing in this Pledge Agreement shall require Pledgee to proceed against or exhaust its remedies against the Shares before proceeding against Pledgor or executing against any other security or collateral securing performance of Pledgor's obligations to Pledgee under the Note, the Purchase Agreement or this Pledge Agreement. No delay on the part of Pledgee in exercising any of its options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof.

          12.  Execution of Endorsements, Assignments, Etc.  Upon the occurrence
               -------------------------------------------
of an Event of Default, Pledgee shall have the right for and in the name, place and stead of Pledgor to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Shares and any other shares of the capital stock of Pledgee or other property which is held by Pledgee as collateral security pursuant to this Pledge Agreement.

          13.  Miscellaneous.
               -------------

               (a) Further Assurances; Changes in Capitalization.  Each party
                   ---------------------------------------------
hereto agrees to perform any further acts and execute and deliver any documents which may be reasonably necessary to carry out the intent of this Pledge Agreement. The provisions of this Pledge Agreement shall apply to any and all stock or other securities of the Pledgee or any successor or assign of the Pledgee, which may be issued in respect of, in exchange for or in substitution of, the Shares by reason of any split, reverse split, recapitalization, reclassification, combination, merger, consolidation or otherwise, and such Shares or other securities shall be encompassed within the term "Shares" for purposes of this Pledge Agreement and the Pledgee shall have a security interest in all such securities on the same terms set forth in this Pledge Agreement.

               (b) Notice.  Except as otherwise provided herein, all notices,
                   ------
requests, demands and other communications under this Pledge Agreement shall be in writing, and if by telegram or telecopy, shall be deemed to have been validly served, given or delivered when sent, or if by personal delivery or messenger or courier service, or by registered or certified mail, shall be deemed to have been validly served, given or delivered upon actual delivery, at the following addresses, telephone and facsimile numbers (or such other address(es), telephone and facsimile numbers a party may designate for itself by like notice):

               If to Pledgee:

                    Advance Auto Parts, Inc.
                    c/o Freeman Spogli & Co. Incorporated
                    599 Lexington Avenue, Suite 1800
                    New York, New York 10022
                    Attention:  John M. Roth
                    Telephone:  (212) 758-2555
                    Telecopy:   (212) 758-7499

               If to Pledgor:

                    --------------------------------------

                    --------------------------------------

                    --------------------------------------

               (c) Amendments.  This Pledge Agreement may be amended only by a
                   ----------
written agreement executed by the parties hereto.

               (d) Governing Law.  This Pledge Agreement shall be governed by
                   -------------
and construed in accordance with the laws of the State of Delaware.

               (e) Disputes.  In the event of any dispute between the parties
                   --------
arising out of this Pledge Agreement, the prevailing party shall be entitled to recover from the nonprevailing party the reasonable expenses of the prevailing party including, without limitation, reasonable attorneys' fees.

               (f) Entire Agreement.  This Pledge Agreement constitutes the
                   ----------------
entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating hereto.

               (g) Successors and Assigns.  Pledgee shall have the right to
                   ----------------------
assign with absolute discretion any or all of its rights and/or obligations and/or delegate any or all of its duties under this Pledge Agreement to any of its affiliates, successors and/or assigns, including, without limitation (i) to any of its banks or lending institutions as collateral security, or (ii) to any entity succeeding the Pledgee by merger, consolidation or acquisition of all or substantially all of the Pledgee's assets, and this Pledge Agreement shall inure to the benefit of, and be binding upon, such respective affiliates, successors and/or assigns of Pledgee in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto. Unless specifically provided herein to the contrary, Pledgor may not assign any or all of its rights and/or obligations and/or delegate any or all of its duties under this Pledge Agreement without the prior written consent of Pledgee. Upon an assignment of any or all of Pledgor's rights and/or obligations and/or a delegation of any or all of its duties under this Pledge Agreement in accordance with the terms of this Pledge Agreement, this Pledge Agreement shall inure to the benefit of, and be binding upon, Pledgor's respective affiliates, successors and/or assigns in the same manner and to the same extent as if such affiliates, successors and/or assigns were original parties hereto.

               (h) Headings.  Introductory headings at the beginning of each
                   --------
section and subsection of this Pledge Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such section and subsection of this Pledge Agreement.

               (i) Counterparts.  This Pledge Agreement may be executed in two
                   ------------
counterparts, each of which shall be deemed an original and both of which, when taken together, shall constitute one and the same Pledge Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.

                                 PLEDGEE:

                                 Advance Auto Parts, Inc., a Delaware
                                 corporation



                                 By:
                                    ---------------------------------------
                                    Name:
                                    Title:



                                 PLEDGOR:


                                 ------------------------------------------
                                 Name: